SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment to License Agreement (“Second Amendment”) is effective December 31, 2018 (“Effective Date”), by and between: Cytocom Inc., a for profit corporation duly organized and existing under the laws of the Commonwealth of Delaware, having an office at 37 North Orange Ave Suite 607 Orlando Florida 32801 (“CYTO”), and Immune Therapeutics Inc., a Florida Corporation formerly doing business as TNI BioTech, Inc., having an office at 2431 Aloma Ave #124 Winter Park, FL 32792 (“IMUN and or Company or Licensee”). CYTO and Licensee may each be referred to individually as “Party” and collectively as “Parties”.

WITNESSETH

WHEREAS, the Parties entered into that certain Amended License Agreement, effective May 1, 2018 (the “License Agreement”); and

WHERAS, as a consequence of the License Agreement, the Company deconsolidated CYTO as of May 1, 2018 in its financial reporting, and now accounts for its retained interest in CYTO under the equity method of accounting;

WHERAS, as a consequence of the deconsolidation of CYTO in the Company’s financial reporting, the Parties wish to clarify and confirm which obligations of the Parties incurred by either Party before the Effective Date will become the sole obligations of CYTO on and after the Effective Date;

WHEREAS, the Parties desire to further amend the License Agreement to provide for the assumption of additional obligations of CYTO by IMUN as consideration for the agreement that China will be included as a Territory under the License Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.       Definitions. For purposes of this Second Amendment, all capitalized terms shall have the meaning ascribed by the License Agreement unless expressly amended herein.

1.1       “Territory” means, all countries listed in the License Agreement signed May 1, 2018, together with the Republic of China.

1.2       “Accounts Payable “means those accounts payable obligations and accrued liabilities as specified in Schedule 1 “Cytocom Inc. Accounts Payable and Accrued Obligations” attached hereto.

1.6       “Notes Payable” means those obligations owed under certain promissory notes as specified in Schedule 2 “Cytocom Inc. Notes Payable” hereto.

2.       Confirmation of Ownership of Cytocom Inc, by Company. The Parties confirm and agree that in accordance with the Stock Purchase Agreement signed by the Parties on June 4, 2018, as of the Effective Date IMUN owns common stock of CYTO representing 15.57% of the outstanding common shares of CYTO as of the Effective Date, and that, in the event that CYTO issues additional shares after the Effective Date and up to and including the completion of a Series A round in an amount greater than $3 million, or IPO, or Sale of CYTO, CYTO will cause additional shares to be issued to IMUN in such number that IMUN’s percentage of outstanding common stock will not fall below 15.57%.

3.       Assumption of Accounts Payable. The Parties agree that IMUN shall assume the obligation to repay all accounts payable obligations and accrued liabilities owed by CYTO as of the Effective Date, except those accounts payable obligations and accrued liabilities as specified in Schedule 1 “Cytocom Inc. Accounts Payable and Accrued Obligations” attached hereto, which shall continue to be obligations of CYTO on and after the date of this Second Amendment.

4.       Assumption of Notes Payable. The Parties agree that IMUN shall assume the obligation to repay all notes payable, together with any interest or fees payable thereon, owed by CYTO as of the Effective Date, except those notes payable obligations, together with any interest or fees payable thereon, as specified in Schedule 2 “Cytocom Inc. Notes Payable” attached hereto, which shall continue to be obligations of CYTO on and after the date of this Second Amendment.

5.        Buyout. In the event of a Change of Control of CYTO, and at the option of CYTO, the Company shall have the right to purchase outright the Company’s licensing rights to Emerging Markets for humans under the License Agreement at a price equal to the value of those licensing rights as determined by an independent valuator acceptable to the Company and CYTO, which determination shall be final and binding. The cost of said valuation will be paid for by CYTO.

6.       Interpretation. Except to the extent specifically amended by this Second Amendment, all terms and conditions set forth in the License Agreement shall remain unchanged and in full force and effect.

7.       Entire Agreement. This Second Amendment, in conjunction with the License Agreement, constitutes the entire agreement between the Parties regarding the subject matter hereof and supersedes any prior understandings, agreements or representations between the Parties, written or oral, relating to the subject matter hereof.

8.       Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against a Party whose signature appears thereon, and each of which shall together constitute one and the same instrument. Any counterpart signature page delivered by electronic means or by facsimile transmission shall be deemed to have the same force and effect as an originally executed signature page.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have each caused a duly authorized representative to execute this Second Amendment on the day and year set forth below.

LICENSEE:
Immune Therapeutics, Inc.

By:
Name	Noreen Griffin
Title:	Chief Executive Officer
Date:	April 8, 2019

LICENSOR:
Cytocom, Inc.

By:
Name:	Noreen Griffin
Title:	President
Date:	April 8, 2019

Schedule 1

Cytocom Inc. Accounts Payable and Accrued Obligations

Vendors and Accounts Payable	Amount ($)
LDN Research Group LLC	$74,670.00
Elisa DeLaet Jagerson	37,500.00
Dr. Jill Smith	24,669.98
Aronstam Management Services Inc	24,000.00
Birch Stewart Kolash Birch LLP	20,569.76
Molski Management Services Inc	16,666.67
The Pennsylvania State University	8,747.41
Husch Blackwell LLP	4,586.70
ClearTrust, LLC	750.00
Corporate Creations	561.85
Dr. Nicholas J. Sisti Esq.	(500.00)
TOTAL	$212,222.37

Creditors and Accrued Liabilities	Amount ($)
Noreen Griffin	$520,000.00
Kelly Wilson	32,000.00
Robert Wilson	32,000.00
TOTAL	$584,000.00

Schedule 1

Cytocom Inc. Notes Payable

Borrower at Date of Note Signing	Effective Date of Note	Lender	Principal Amount of Note ($)	Maturity Date	Accrued Interest and Fees at 12/31/20118 ($)	Total Owing at 12/31/2018 ($)
Cytocom	6/16/2015	MJW Properties	$25,000.00	9/30/2015	$3,775.00	$28,775.00
Cytocom	9/30/2015	Richard Gostanian	400,000.00	9/30/2016	104,153.42	504,153.42
Cytocom	1/8/2016	RJ Dailey	80,000.00	1/8/2017	23,846.58	103,846.58
Cytocom	2/8/2016	Paul Akin	50,000.00	2/8/2017	14,479.45	64,479.45
Immune	3/9/2016	Paul Akin	20,000.00	3/8/2017	5,705.56	25,705.56
Immune	4/11/2016	P Akin-QS	21,000.00	4/11/2017	5,798.33	26,798.33
Immune	9/30/2016	Paul Akin	20,000.00	9/30/2017	1,959.00	21,959.00
Immune	9/30/2016	Paul Akin	25,000.00	9/30/2017	2,448.75	27,448.75
Immune	9/30/2016	Paul Akin	33,000.00	9/30/2017	3,232.35	36,232.35
Immune	9/30/2016	Paul Akin	6,000.00	9/30/2017	587.70	6,587.70
Immune	10/7/2016	Paul Akin	10,000.00	10/7/2017	975.42	10,975.42
Immune	11/1/2016	Richard Gostanian	275,000.00	11/1/2017	26,422.92	301,422.92
Immune	11/1/2016	RJ Dailey	275,000.00	11/1/2017	26,422.92	301,422.92
Immune	12/31/2016	Richard Gostanian	30,000.00	2/18/1982	2,777.50	32,777.50
Immune	3/31/2017	RJ Dailey	165,000.00	3/31/2018	14,410.00	179,410.00
Immune	3/31/2017	Paul Akin	5,000.00	3/31/2018	436.67	5,436.67
Immune	4/3/2017	RJ Dailey	150,000.00	4/3/2018	13,073.75	163,073.75
Immune	9/30/2017	Paul Akin	25,000.00	9/30/2018	1,916.46	26,916.46
Cytocom	3/31/2018	Jared Kroeger	50,000.00	3/31/2019	1,909.72	51,909.72
Cytocom	3/31/2018	Richard Gostanian	101,000.00	3/31/2019	3,857.64	104,857.64
Cytocom	3/31/2018	RJ Dailey	70,000.00	3/31/2019	6,307.29	76,307.29
Cytocom	3/31/2018	Susan St Ledger	75,000.00	3/31/2019	2,864.58	77,864.58
Cytocom	5/14/2018	Susan St Ledger	50,000.00	5/14/2019	1,604.17	51,604.17
Cytocom	6/30/2018	Paul Akin	10,000.00	6/30/2019	255.56	10,255.56
Cytocom	6/30/2018	Richard Gostanian	37,500.00	6/30/2019	958.33	38,458.33
Cytocom	6/30/2018	RJ Dailey	50,000.00	6/30/2019	1,277.78	51,277.78
Cytocom	7/1/2018	Alan Cunningham (replace)	83,000.00	7/1/2019	2,080.68	85,080.68
Cytocom	7/13/2018	Alan Cunningham	10,000.00	7/13/2019	237.50	10,237.50
Cytocom	8/23/2018	Richard Kelley	10,000.00	12/23/2018	575.83	10,575.83
Cytocom	9/30/2018	Richard Gostanian	62,000.00	9/30/2019	792.22	62,792.22
Cytocom	9/30/2018	RJ Dailey	30,000.00	9/30/2019	383.33	30,383.33

TOTAL			$2,253,500.00		$275,526.41	$2,529,026.41